UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 9, 2011 (June 5, 2011)

WIN GAMING MEDIA, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51255	98-0374121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Igal Alon Street, Tel-Aviv, Israel	67891
(Address of principal executive offices)	(Zip Code)

(972)-73-755-4500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment number 1 (the “Amendment”) to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2011 (the “Original 8-K”), is being filed to remove item 9.01(a) Financial Statements and Exhibits from the Original 8-K and to revise Item 2.01 Completion of Acquisition or Disposition of Assets.

The registrant re-evaluated the purchase of assets reported under Item 2.01 of the Original 8-K and determined that the assets purchased do not constitute a business as defined in regulation S-X and therefore no financial statements relating to the purchase of these assets need to be filed in connection therewith. Item 2.01 has been revised to clarify which assets have in fact been purchased.

Except as described herein, no other changes have been made to the Original 8-K, and this Amendment does not modify or update any other information in the Original 8-K.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 5, 2011, the registrant entered into securities purchase agreements (the "SPAs") with five investors (each, an “Investor”), pursuant to which the registrant sold to the Investors an aggregate of 6,250,000 shares of restricted common stock (the "Investors Shares") at a price of $0.08 per share and warrants to purchase 3,125,000 shares of common stock (the "Warrants"), at exercise prices per share of $0.08. No separate consideration was paid for the Warrants. The Warrants are exercisable on or after December 5, 2011 until five years from the date of issuance thereof.  In addition, the registrant undertook that if it does not reach either one of the following goals during the second half of 2011: gross deposits (i.e., funds transferred to the clients' account for trading) of $2,500,000, trading P&L (i.e., the difference between losses and wins by customers) of $1,250,000, or net profit, as reflected in the registrant’s financial statements of at least $400,000, then the registrant shall issue to each Investor an additional warrant, to purchase the same number of shares underlying the Warrant issued to such Investor and under substantially the same terms as the Warrant.

The aggregate net proceeds from the sale of the Investors Shares and the Warrants amount to $500,000. The closing occurred on June 5, 2011.  A copy of the form of Warrants and the SPA are attached as Exhibit 4.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The description of the Warrants and the SPA is a summary only and is qualified in its entirety by reference to Exhibit 4.1 and Exhibit 10.1, respectively.

The securities offered and sold under the SPAs have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act of 1933, as amended and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute any offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

On May 5, 2011, WGM Services Ltd, a Cyprus corporation and a wholly owned subsidiary of the registrant (“Win”), and Venice Technologies Ltd, an Israeli corporation (“Venice”), amended (the “Addendum”) the agreement entered between them on May 4, 2011 and which was filed as exhibit 10.1 to the registrant’s Current Report on Form 8-K filed May 4, 2011 (“Agreement”).

According to the Addendum, the closing of the transaction to purchase Venice’s assets by Win was scheduled to June 5, 2011. In addition, it was agreed that of the aggregate consideration of $625,000 contemplated to be paid to Venice under the Agreement, $500,000 will be paid in cash at closing. With respect to the balance, in the amount of $125,000, Venice has the option to either (i) receive such balance in cash from an affiliate of the registrant (the “Affiliate”) by September 1, 2011, or (ii) own 1,562,500 shares of the registrant’s common stock valued at a price per share of $0.08 (the “Shares”).  The Shares were then issued under the Venice Agreement described below.  A copy of the Addendum is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Addendum is a summary only and is qualified in its entirety by reference to Exhibit 10.2.

The registrant was advised that Shimon Citron, its Chief Executive Officer, in his individual capacity, guarantees the payment of the $125,000 by the Affiliate.  If Venice decides to receive the cash payment of $125,000, then Venice shall transfer the Shares to such Affiliate or to any other person the Affiliate may instruct.

On June 5, 2011, the registrant entered into a securities purchase agreement (the "Venice Agreement") pursuant to which the registrant sold to Venice the 1,562,500 restricted common stock valued at a price of $0.08 per share. A copy of the Venice Agreement is attached as Exhibits 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Venice Agreement is a summary only and is qualified in its entirety by reference to Exhibit 10.3.

The shares of common stock offered and sold under the Venice Agreement have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act of 1933, as amended and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute any offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 5, 2011, Win and Venice, closed the transaction pursuant to which Win purchased from Venice its proprietary software and customer database and all rights related thereto in respect of online trading in binary options, and including the domain name www.eztrader.com. According to information provided to the registrant, the customer  database is in access of 50,000 registered customers, of which approximately 20% are active traders. The terms of payment of the consideration are described in the Addendum described in Item 1.01 to this Current Report above.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

As described in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K, on June 5, the registrant entered into the SPAs, pursuant to which the registrant sold the Investors Shares and the Warrants. The aggregate gross proceeds from the sale of the Investors Shares were $500,000. In addition, as described in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K on June 5, the registrant entered into the Venice Agreement, pursuant to which the registrant issued the Shares.

The sales of the Investors Shares, the Warrants and the Shares were made pursuant to exemption from registration under Regulation S under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

4.1	Form of Common Stock Purchase Warrant dated June 5, 2011 issued by the registrant.*

10.1	Form of Regulation S Securities Purchase Agreement for Common Stock and Warrants of the registrant dated June 5, 2011.*

10.2	Addendum by and between WGM Services Ltd and Venice Technologies Ltd, entered into on May 5, 2011.*

10.3	Regulation S Securities Purchase Agreement dated June 5, 2011.*

* Incorporated by reference to the corresponding exhibit to the registrant’s Current Report on Form 8-K filed on June 9, 2011

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WIN GAMING MEDIA, INC. (registrant)

Date: August 22, 2011	By:	/s/ Shimon Citron
Shimon Citron
Chief Executive Officer